                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 1999; and

         WHEREAS, the undersigned is a Director (and/or Officer) of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of December, 1999.

By  /s/ Richard A. McGinn                   By  /s/ Donald S. Perkins
   ----------------------------                ------------------------
   Name:  Richard A. McGinn                    Name:  Donald S. Perkins
   Title: Chairman of the Board and            Title: Director
          Chief Executive Officer

By  /s/ Paul A. Allaire                     By  /s/ Henry B. Schacht
   ----------------------------                ------------------------
   Name:  Paul A. Allaire                      Name:  Henry B. Schacht
   Title: Director                             Title: Director

By  /s/ Carla A. Hills                      By  /s/ Franklin A. Thomas
   ----------------------------                ------------------------
   Name:  Carla A. Hills                       Name:  Franklin A. Thomas
   Title: Director                             Title: Director

By  /s/ Drew Lewis                          By  /s/ John A. Young
   ----------------------------                ------------------------
   Name:  Drew Lewis                           Name:  John A. Young
   Title: Director                             Title: Director

By
   ----------------------------
   Name:  Paul H. O'Neill
   Title: Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 1999; and

         WHEREAS, the undersigned is an Officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15 day of December, 1999.

                                         By  /s/ James S. Lusk
                                            --------------------------------
                                            Name:  James S. Lusk
                                            Title: Senior Vice President and
                                                   Controller

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 1999; and

         WHEREAS, the undersigned is an Officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
S. Lusk as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15 day of December, 1999.

                                       By    /s/ Donald K. Peterson
                                          -----------------------------------
                                          Name:  Donald K. Peterson
                                          Title: Executive Vice President and
                                                    Chief Financial Officer